Supplement dated March 18, 2010 to Prospectus dated May 1, 2009, as supplemented for

Variable Universal Life III

VUL GuardSM 1

Variable Universal Life II 1

Variable Universal Life 1

Survivorship VUL GuardSM 1

Survivorship Variable Universal Life II 1

Change in Total Fund Operating Expenses for MML Inflation-Protected and Income Fund.

Under the Investment Management Fees and Other Expenses table in your prospectus there are changes to the MML Inflation-Protected and Income Fund. The changes are as follows: Other Expenses is changed from 0.05% to 0.99% and Total Annual Fund Operating Expenses is changed from 0.60% to 1.54%. This information is being revised to reflect interest amounts that were incurred in the Fund’s last fiscal year as a result of its entering into reverse repurchase agreements as discussed in the Fund’s prospectus.

There are no other changes being made at this time. Please retain this supplement for future reference.

1.	This product is no longer available for sale.

March 18, 2010	Li4413_09_3